UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

325 E. Warm Springs Road, Suite 102, Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 997-5968

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARCI	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 28, 2019, ARCA Recycling, Inc. (the “Borrower”), a wholly-owned subsidiary of Appliance Recycling Centers of America, Inc. (the “Parent”), entered into and delivered to Isaac Capital Group, LLC (the “Lender”), a secured revolving line of credit promissory note, whereby the Lender agreed to provide the Borrower with a $2,500,000 revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility matures on August 28, 2020. The Revolving Credit Facility bears interest at 8.75% per annum and provides for the payment of interest monthly in arrears. The Borrower will pay a loan fee of 2.0% on each borrowing made under the Revolving Credit Facility. On August 28, 2019, the Borrower received an advance of $1,000,000 under the Revolving Credit Facility. In connection with entering into the Revolving Credit Facility, the Borrower also entered into a security agreement in favor of the Lender, pursuant to which the Borrower granted a security interest in all of its assets to the Lender. The obligations of the Borrower under the Revolving Credit Facility are guaranteed by the Parent. The foregoing transaction did not include the issuance of any shares of Parent’s common stock, warrants, or other derivative securities.

The Lender is a record and beneficial owner of less than 20.0% of the outstanding capital stock of the Parent. Jon Isaac is the manager and sole member of the Lender, and the son of Tony Isaac, the Chief Executive Officer of the Parent and the Borrower.

The foregoing descriptions of the Revolving Credit Facility and guaranty by the Parent do not purport to be complete and are qualified in their entirety by reference to the complete text of the secured revolving line of credit promissory note, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release announcing the foregoing financing transaction is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Secured Revolving Line of Credit Promissory Note dated August 28, 2019
Exhibit 99.1	Press Release dated August 28, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appliance Recycling Centers of America, Inc.

Date: August 30, 2019	/s/ Tony Isaac
Tony Isaac Chief Executive Officer

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